Value Line Income and Growth Fund, Inc.
Supplement dated December 18, 2009 to
Prospectus dated May 1, 2009

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus, the Statement of Additional Information, and all applicable Supplements.

Policy Change

Effective December 18, 2009, Value Line Income and Growth Fund, Inc. (the “Fund”) revised its investment policies.  Accordingly, the following changes have been made to the Fund’s prospectus.

The paragraph under the caption “What are the Fund’s main investment strategies?” in the Fund’s prospectus is deleted in its entirety and replaced with the following:

To achieve the Fund’s goals, not less than 50% of the Fund’s net assets are invested in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. The balance of the Fund’s net assets are primarily invested in U.S. government securities, money market securities and investment grade debt securities rated at the time of purchase from the highest (AAA) to medium (BBB) quality. In selecting common stocks for purchase or sale, the Adviser relies on the Value Line TimelinessTM Ranking System or the Value Line PerformanceTM Ranking System (the “Ranking Systems”). The Ranking Systems compare an estimate of the probable market performance of each stock during the next six to twelve months to that of all of the stocks under review and rank stocks on a scale of 1 (highest) to 5 (lowest). The common stocks in which the Fund invests usually are selected from those securities ranked 1, 2 or 3 by either Ranking System. Although the Fund can invest in companies of any size, it generally invests in U.S. securities issued by larger, more established companies.

The third paragraph under the caption “Principal investment strategies” in the Fund’s prospectus is deleted in its entirety and replaced with the following:

To achieve the Fund’s goals, not less than 50% of the Fund’s net assets are invested in common or preferred stocks or securities convertible into common stock which may or may not pay dividends. In selecting common stocks for purchase or sale, the Adviser relies on the Ranking Systems.

Name Change of Value Line Securities, Inc.

On May 6, 2009, Value Line Securities, Inc., the Fund’s distributor, changed its name to EULAV Securities, Inc.  No other change was made to the distributor’s organization, including its operations and personnel.

All references in the Fund’s prospectus describing “Value Line Securities, Inc.” as the Fund’s distributor are hereby changed to “EULAV Securities, Inc.”

Regulatory Settlement

The following replaces all discussion of the regulatory investigation in the matter of Value Line, Inc. and Value Line Securities, Inc. previously disclosed in the Fund’s prospectus or any prior Supplements:

On November 4, 2009, the Securities and Exchange Commission (“SEC”) and Value Line, Inc. (“VLI”), Value Line Securities, Inc. (currently, EULAV Securities, Inc. (“ESI”)), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”) from 1986 through November of 2004.  The matter also involved alleged misleading disclosures provided by VLI to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions.  VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000.  Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner.  Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalties (“Fair Fund”).  VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.  VLI has informed the Funds’ Boards that it has substantial liquid assets from which it will pay this settlement and the resolution of this matter will not have a materially adverse effect on the ability of  EULAV Asset Management LLC (“EULAV”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

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INVESTORS SHOULD RETAIN THIS AND ALL OTHER SUPPLEMENTS WITH THE
PROSPECTUS AND STATEMENT OF ADDITIONAL INFORMATION FOR FUTURE REFERENCE

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